EXHIBIT 10.70

                    MARABELLA ENTERPRISES LTD
                 INDO-PACIFIC ENERGY (NZ) LIMITED
                        PEP 38716 LIMITED
                     DURUM ENERGY CORPORATION
                   EURO PACIFIC ENERGY PTY LTD
                   AWE NEW ZEALAND PTY LIMITED
                    ANTRIM OIL AND GAS LIMITED

           DEED OF ASSIGNMENT AND ASSUMPTON - PEP 38716

                    CORRS CHAMBERS WESTGARTH
                            Lawyers
                   Level 35, Waterfront Place
                         1 Eagle Street
                       BRISBANE QLD 4000
                           AUSTRALIA
                      Tel:  (07)3228 9333
                      Fax.  (07) 3228 9444
                       DX:  135 Brisbane
                         Ref:  J Kelly
                            B/67080


THIS DEED is made on 30 July 1998

BETWEEN   MARABELLA ENTERPRISES LTD of Level 18, 200 Mary Street,
          Brisbane, Queensland, Australia ("Marabella")

AND       INDO-PACIFIC ENERGY (NZ) LIMITED of 284 Karori Road
          Wellington, New Zealand ("716.")

AND       PEP 38716 LIMITED of 284 Karori Road, Wellington, New
          Zealand ("716")

AND       DURUM ENERGY CORPORATION of Suite 1200, 1090 West
          Pender Street, Vancouver, British Colombia, Canada
          ("Durum")

AND       EURO PACIFIC ENERGY PTY LTD (CAN 003 835 765) of 100
          Stirling Street, Perth, Western Australia ("Euro")

AND       AWE NEW ZEALAND PTY LIMITED (ACN 079 230 354) of Level
          9, 60 Miller Street, North Sydney, New South Wales
          ("AWENZ")

AND       ANTRIM OIL AND GAS LIMITED of 600, 603 - 7 Avenue S.W.
          Calgary, Alberta, Canada T2P2T5 ("Antrim")

RECITALS

A    The Existing Participants are the holders of the following
     Participating Interests in the PEP 38716 Joint Venture:

     Marabella 39.60%
     Indo      17.40%
     716        7.40%
     Durum       4.00%
     Euro       6.60%
     AWENZ      25.00%
               100.00%

B The Assignors have agreed to sell and transfer to Antrim an aggregate 15% Participating Interest in the PEP 38716 Joint Venture and Antrim has agreed to purchase and accept the transfer of such Participating Interest on the terms and conditions set out in this Deed.

OPERATIVE PROVISIONS

I    DEFINITIONS AND INTERPRETATIONS

     1.1  Definitions

     In this Deed, including the Recitals, except to the extent that the context otherwise requires:

     "Assignors" means Marabella and Indo and each is referred to as an "Assignor".

     "Effective Date" means 1 January 1998.

     "Existing Participants" means Marabella, Indo, 716, Durum,
     Euro and AWENZ.

     "Joint Venture Documents" has the meaning given to that term in the Operating Agreement.

     "Operating Agreement" means the Operating Agreement dated 17
     July 1997 entered into between Marabella, Indo, 716, Durum and Euro in relation to PEP38716.

     "Participating Interest" has the meaning given to that term in the Operating Agreement.

     "PEP38716" means Petroleum Exploration Permit 38716 issued under the Crown Minerals Act 1991 of New Zealand as amended from time to time.

     "PEP38716 Joint Venture" means the unincorporated joint venture established in relation to PEP387I6 by the Operating
     Agreement.

     1.2  Interpretation

     Unless expressed to the contrary:

          (a)  words importing:

               (i) the singular include the plural and vice versa;

               (ii) any gender include the other genders;

          (b) if a word or phrase is defined cognate words and phrases have corresponding definitions;

          (c)  a reference to:

               (i) a person includes a firm, unincorporated association, corporation and a government or statutory body or authority;

               (ii) a person includes its legal personal representatives, successors and assigns;

               (iii)a statute, ordinance, code or other law includes regulations and other statutory instruments under it and consolidations, amendments1 reenactments or replacements of any of them;

               (iv) a right includes a benefit, a remedy, a discretion, an authority or power;

               (v)  an obligation includes a warranty or
               representation and reference to a failure to observe or perform an obligation includes a breach of warranty or representation;

          (d) provisions or terms of this Deed or another agreement, understanding or arrangement includes a reference to both express and implied provisions and terms;

          (e) "US$" or "dollars" is a reference to the lawful currency of the United States of America;

          (f) this or any other agreement includes the document as varied or replaced and notwithstanding any change in the identity of the parties;

          (g) writing includes any mode of representing or reproducing words in tangible and permanently visible form, and includes facsimile transmission;

          (h) a reference to anything (including, without limitation, any amount) is a reference to the whole or any part of it and a reference to a group of things or persons is a reference to any one or more of them;

          (i) an agreement representation or warranty on the part of or in favour of two or more persons binds, or is for the benefit of them jointly and severally.

     1.3  Headings

     The clause headings used herein are for convenience only and shall not be used in construing or interpreting any provision of this Deed.

2    ACQUISITION OF INTERESTS

     2.1  Sale of Participating Interests

     The Assignors severa1ly agree to sell and transfer to Antrim for the sum of US$450,000 the following Participating
     Interests with effect from the Effective Date.
     Marabella 10.00%
     Indo       5.00%
               15.00%

     2.2  Purchase by Antrim

     Antrim agrees to purchase and accept the transfer of the Participating Interests referred to in clause 2.1.

     2.3  Payment

     Antrim shall pay to the Assignors the sum of US$450,000 on or before the date hereof in the following amounts:
     Marabella US$300,000
     Indo      US$150,000
               US$450,000

     2.4  Warranty

     Each Assignor warrants to Antrim that it has good title to the Participating Interest which it has agreed to sell and transfer to Antrim under this Deed and that it has the power and authority to transfer such Participating Interest to Antrim subject to compliance with relevant legislative requirements and subject to the Operating Agreement.

     2.5  Termination

     Any Assignor may terminate this Deed by notice to Antrim if Antrim fails to pay the sum of US$450,000 on or before the date hereof. Termination of this Deed shall not prejudice any rights which the Assignors may have against Antrim.

     3    ASSIGNMENT OF INTERESTS

     1.1  Assignment

     Subject to payment of the sum of US$450,000 by Antrim in accordance with clause 2.3 on or before the date hereof, the Assignors hereby assign to Antrim the Participating
     Interests in PEP 38716 and the PEP 38716 Joint Venture indicated be1ow with effect from the Effective Date.

     Marabella 10.00%
     Indo       5.00%
               15.00%

     3.2  Acceptance of Assignment

     Antrim accepts the assignment of the Participating Interests under clause 3.1 so that with effect from the Effective
     Date, the Participating Interests in PEP38716 and the PEP38716 Joint Venture will be held as follows:

     Marabella  29.60%
     Indo       12.40%
     716         7.40%
     Durum       4.00%
     Euro        6.60%
     AWENZ      25.00%
     Antrim     15.00%
               100.00%

     4    ASSUMPTION OF OBLIGATIONS

     4.1  Assumption of Liability

     Antrim, to the extent of the 15.00% Participating Interest assigned to it under this Deed, assumes and covenants with each of the Existing Participants to perform with effect from the Effective Date3 the liabilities, obligations, responsibilities and duties of the Assignors under the Operating Agreement and any other Joint Venture Documents as if Antrim were originally a party thereto including without limitation all liability to pay costs and expenses under AFEs approved prior to the Effective Date, which costs and expenses relate to expenditure to be incurred on and from the Effective Date. Antrim agrees to indemnify and hold the Assignors harmless against all such liabilities, obligations, responsibilities and duties with effect from the Effective Date. Notwithstanding clause 17 of the Operating Agreement, the Existing Participants release and discharge each Assignor from the liabilities, obligations, responsibilities and duties arising on or after the Effective Date in respect of the Participating Interest to be assigned by that Assignor to Antrim under this Deed.

     4.2  Confirmation of Operating Agreement

     Each of the Existing Participants covenants with Antrim with effect from the Effective Date to be bound by, observe and perform its obligations under the Operating Agreement and any other Joint Venture Documents to the extent of its Participating Interest in PEP38716 and the PEP38716 Joint Venture as set out in clause 3.2.

     4.3  Consent to Assignment

     Notwithstanding the provisions of clause 17 of the Operating
     Agreement, each of the Existing Participants hereby consents to the assignment to Antrim provided for in clause 3.1 and each of them waives the operation of clause 17 of the Operating Agreement in respect of such assignment.

     5    APPROVALS

     This Deed and the transfer to be effected pursuant to clauses 2 and 3 above, are subject to and conditional upon the obtaining of any relevant consents and approvals under die Crown Minerals Act 1991 (NZ) or any other legislation which are necessary to give effect to this Deed. Upon the date of obtaining such consents and approvals, the Deed and the transfer will be binding and effective and will relate back to and take effect from the Effective Date. The Assignors and Antrim agree to do all acts and things within their respective powers which are reasonably necessary to apply for and obtain all such consents and approvals.

     6    COSTS AND STAMP DUTY

     All stamp duty payable on this Deed and any instrument executed pursuant hereto shall be borne by Antrim which shall indemnify and keep indemnified the Existing Participants against all and any claims and all liability for stamp duty. Antrim shall also be liable for any consent fees or other fees payable in respect of obtaining any and all approvals and/or registration under the Crown Minerals Act 1991 (NZ) in respect of this Deed. Otherwise each party shall pay its own costs in respect of this Deed.

     7    GOVERNING LAW

     This Deed shall be governed by and be construed in accordance with the laws of New Zealand and the parties agree to and hereby submit themselves to the jurisdiction of the Courts of New Zealand and any Courts of Appeal from them.

     8    FURTHER ASSURANCES

     The parties shall execute and deliver such documents and shall take such actions and do all such things as shall be necessary for the complete performance of all their respective obligations under this Deed.

     9    INVALIDITY

     If any term, clause or provision of this Deed shall be or be deemed or judged to be invalid for any reason, such invalidity shall not affect the validity or operation of any other term, clause or provision of this Deed except to the extent necessary to give effect to such invalidity.

     10   ENTIRE AGREEMENT

     10.1 Entire Agreement

     This Deed constitutes the entire agreement between the parties with respect to the subject matter thereof and contains all the representations, undertakings, warranties, covenants, agreements and deeds of the parties.

     10.2 Supersedes Prior Agreements

     This Deed supersedes all prior negotiations, contracts, arrangements, understandings, agreements and deeds with respect to the subject matter thereof.

     10.3 No Warrants

     There are no representations, undertakings, warranties, covenants, agreements or deeds between the parties, express or implied except as contained in this Deed or any document contemplated by this Deed.

     11   WAIVER AND VARIATION

     A provision or a right created by this Deed may not be waived or varied except in writing signed by the party or parties to be bound.

     12   NOTICES

     12.1 Giving of Notice

     A notice, demand, waiver, approval, consent, communication or other document in connection with this Deed ("Notice") which is to be given to Antrim:

          (a)  may be given to an authorised officer of Antrim;
          and
          (b)  must be given in writing, and
          (c) must be left at the address of Antrim or sent by prepaid ordinary post (airmail if outside Australia) to the address of Antrim or by facsimile to the facsimile number of Antrim which is specified below.

     12.2 Effective Time of Notice

     Unless a later time is specified in it, a Notice takes effect from the time it is actually received or taken to be received. A Notice sent by post or facsimile is taken to be received:

          (a) in the case of a letter, on the 3rd (7th if outside Australia) business day after posting, and

          (b) in the case of a facsimile, on the date of production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of Antrim specified in clause 12.3.

     12.3 Address for Service

     The address of Antrim for service of a Notice under this Deed or any notice under the Operating Agreement or any Joint Venture Documents will be as follows:

          (a)  Address

               600,603 - 7 Avenue S.W.
               Calgary, Alberta
               Canada T2P 2T5

          (b)  Facsimile number
          1-4O3-264-5113

IN WITNESS WHEREOF this Deed of Assignment and Assumption was executed on the date first written above.

THE COMMON SEAL of            )
MARABELLA ENTERPRISES LTD     )
is affixed in accordance with )
its articles of association   )
in the presence of:           )

/s/ M. Malloy  Director
M. Malloy      Name of Director (print)
/s/ A.S. Bogg  Director
A. S. Bogg     Name of Director(print)

SIGNED by                     )
INDO-PACIFIC ENERGY(NZ)LIMITED)
Indo-Pacific Energy (NZ)Limited
by its duly appointed Attorney)
by its duly appointed Attorney:
who certifies that as at the  )
date of execution of this     )
Agreement he/she had received )
no notice of revocation of    )
the Power of Attorney, and in )    /s/ Jenni Lean
the presence of;              )    Signature

/s/ K. B. Witt      Witness
Karen Barbara Witt  Full name of Witness (print)


SIGNED by                     )
PEP 38716 LIMITED             )    PEP 38716 Limited
by its director)

/s/ Jenni Lean      Director

/s/ K. B. Witt      Witness
Karen Barbara Witt  Full name of Witness (print)

SIGNED by                     )
DURUM ENERGY CORPORATION      )    Durum Energy Corporation
by its duly appointed Attorney)
by its duly appointed Attorney:
who certifies that as at the  )
date of execution of this     )
Agreement he/she had received )
no notice of revocation of    )
the Power of Attorney, and in )    /s/ Jenni Lean
the presence of;              )    Signature

/s/ K. B. Witt      Witness
Karen Barbara Witt  Full name of Witness (print)

THE COMMON SEAL of            )
EURO PACIFIC ENERGY PTY LTD   )
is affixed in accordance with )
its articles of association   )
in the presence of:           )

/s/ Colin Crabb     Director
Colin Crabb         Name of Director (print)
/s/ G. A. Corner    Director
Gregory Alan Corner Name of Director(print)

THE COMMON SEAL of            )
AWE NEW ZEALAND PTY LIMITED   )
is affixed in accordance with )
its articles of association   )
in the presence of:           )

/s/ Bruce McKay     Director
Bruce G. McKay      Name of Director (print)
/s/ Bruce Phillips  Director
Bruce J. Phillips   Name of Director(print)


THE COMMON SEAL of            )
ANTRIM OIL AND GAS LIMITED    )
is affixed in accordance with )
its articles of association   )
in the presence of:           )

/s/ S. Greer   Director
S. Greer       Name of Director (print)